RiverNorth Funds

Supplement dated September 17, 2008 to the Statement of Additional Information dated February 1, 2008

On May 28, 2008, the Board of Trustees of the RiverNorth Funds voted to activate the Fund's Rule 12b-1 Plan, effective October 3, 2008.  Additionally, the Board of Trustees also approved the hiring of a new transfer agent, fund accountant, and administrator, and approved the hiring of a distributor for the Fund.  The former contracts with Mutual Shareholder Services (for transfer agent and fund accounting services) and RiverNorth Capital Management, Inc. (for administration services) were terminated effective October 3, 2008.  Accordingly the following paragraphs replace the paragraphs under the same headings in the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES" in the Fund's current Statement of Additional Information:

Fund Services

Unified Fund Services, Inc. (“Unified"), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana, 46208, acts as the transfer agent ("Transfer Agent") for the Fund.  Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  Unified receives an annual fee from the Fund of $20,000 for these transfer agency services plus a fee of $18 per shareholder account.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund based on the average value of the Fund.  The fee is: 0.04% for the first $100 million in average net assets, 0.02% from $100 to $250 million in average net assets, and 0.01% for assets in excess of $250 million, subject to an annual minimum fee of $25,000.

The following new paragraphs are hereby added to the Statement of Additional Information under the general heading "INVESTMENT ADVISORY AND OTHER SERVICES" in the Fund's current Statement of Additional Information:

Administration

Unified acts as the administrator ("Administrator") for the Fund.  The Administrator assists in the filing of required disclosure documents with the Securities and Exchange Commission, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, Unified receives an annual fee from the Fund based on the average value of the Fund.  The fee is: 0.09%for the first $100 million in average net assets, 0.06% for average assets between $100 million and $250 million and 0.03% for average assets in excess of $250 million, subject to an annual minimum fee of $35,000.

Distributor

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana, 46208 (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

For services as the Fund's distributor, Unified Financial Securities, Inc. receives a fee of 0.01% of the average daily net assets of the Fund, subject to an annual minimum fee of $9,000.

The following two sections are also hereby added under the general heading "ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS" in the Fund's current Statement of Additional Information:

Swaps

The Fund may invest in interest rate, index, total return, currency and credit default swap agreements. All of these agreements are considered derivatives. Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Adviser. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase Fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company or government on which the credit default swap is based. The use of swaps may not always be successful; using them could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a Fund’s investment at a reasonable price, which could turn an expected gain into a loss.  The Adviser will monitor the creditworthiness of all counterparties in any swap contract.

Borrowing

Instead of or in addition to borrowing, the Fund may, from time to time, participate in a program offered by ReFlow, LLC. ReFlow operates an auction program (the “Auction Program”) through which it makes an alternative source of capital available to the Fund to satisfy some or all of its daily redemption requests. ReFlow makes the Auction Program available on an investment–blind basis, meaning that ReFlow stands ready to purchase and redeem shares of the Fund if the Fund submits a successful bid. ReFlow will provide money to the Fund if the Fund submits a successful bid in the auction by purchasing shares of the Fund. There is no assurance in participating in such a program either that the Fund will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Fund's needs. The Fund's Board of Trustees has approved the use of the ReFlow program in addition to or in lieu of borrowing.

The Fund's participation in the Auction Program also is intended to facilitate portfolio management and minimize the need for the Fund to incur transaction costs.  ReFlow is structured to redeem shares of the Fund when other investors are purchasing shares, which may occur during the redemption fee period. For that reason, the Fund, when participating in the Auction Program, will normally waive any redemption fee that otherwise would apply to shares redeemed by ReFlow.

This Supplement, and the existing Statement of Additional Information dated February 1, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated February 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-848-7569.